                                                                    EXHIBIT 99.1

(ARDENT HEALTH SERVICES LOGO)

INVESTOR CONTACT:
R. Dirk Allison
Executive Vice President and Chief Financial Officer
(615) 296-3000

MEDIA CONTACT:
Shea Davis
Vice President, Communications
(615) 296-3240


                        ARDENT HEALTH SERVICES ANNOUNCES
                             SECOND QUARTER RESULTS

NASHVILLE, TENN., August 4, 2004 - Ardent Health Services today announced its financial results for the second quarter and six months ended June 30, 2004.

Total net revenues for the second quarter ended June 30, 2004, increased 12.4 percent to $357.2 million compared with $317.9 million in the prior year period. Net patient service revenue increased to $180.1 million, compared with $152.2 million in the prior period, an increase of 18.4 percent. Health plan premium revenue was $157.6 million, an increase of 8.3 percent compared with $145.6 million in the prior period. Net loss from continuing operations for the second quarter was $3.0 million compared with net loss from continuing operations of $0.5 million in the prior year period. Net loss for the second quarter was $1.0 million compared with net loss of $0.8 million in the prior year period.

Total net revenues for the six months ended June 30, 2004, increased 15.2 percent to $722.9 million compared with $627.3 million for the six months ended June 30, 2003. Net patient service revenue increased to $370.0 million, compared with $300.0 million in the prior six-month period, an increase of 23.3 percent. Health plan premium revenue was $312.8 million, an increase of 8.5 percent compared with $288.3 million in the prior year six-month period. Net income from continuing operations for the first half of 2004 was $3.3 million compared with net income from continuing operations of $1.8 million in the first half of 2003. Net income for the

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August 4, 2004


first half of 2004 was $5.2 million compared with net income of $1.9 million in the first half of 2003, an increase of 178.0 percent.

"We are pleased with the progress made in the second quarter," said David T. Vandewater, president and chief executive officer of Ardent Health Services. "Like the rest of our industry, we continue to see our bad debt expense as a challenge. We have plans in place to address this issue, and we believe we will see improvements."

Same facility admissions at acute care facilities increased 4.9 percent and 5.2 percent, respectively, for the second quarter and six months ended June 30, 2004, and same facility adjusted admissions increased 8.0 percent and 8.4 percent, respectively, compared with the prior year periods. All acute care facilities were same facility for the second quarter and six months ended June 30, 2004.

Same facility admissions at behavioral facilities increased 8.9 percent and 10.2 percent for the second quarter and six months ended June 30, 2004, respectively. Same facility patient days at behavioral facilities increased 0.8 percent and
2.7 percent, respectively, for the second quarter and six months ended June 30, 2004, and same facility adjusted patient days increased 0.7 percent and 2.7 percent, respectively, compared with the prior year periods.

As of June 30, 2004, Lovelace Health Plan had a membership of 164,461 compared to a membership of 167,749 as of June 30, 2003.

Cash flows provided by operating activities for the second quarter were $24.2 million compared with cash flows provided by operating activities of $6.2 million in the prior year period. Cash


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Ardent Health Services Announces Second Quarter Results
Page 3
August 4, 2004


flows used in operating activities for the six months ended June 30, 2004, were $0.1 million compared to cash flows provided by operating activities of $15.5 million in the prior year period. At June 30, 2004, the company had $122.7 million in cash and $117.9 million available under the company's $125.0 million senior secured credit facility. Income from continuing operations before interest, change in fair value of interest rate swap agreements, depreciation and amortization and income tax expense (Adjusted EBITDA) for the second quarter ended June 30, 2004, increased 46.7 percent to $16.6 million compared with $11.3 million in the prior year period. Adjusted EBITDA for the six months ended June 30, 2004 increased 64.4 percent to $42.9 million compared with $26.1 million in the prior year period. A table reconciling Adjusted EBITDA to cash flows from operating activities is included in this earnings release as supplemental information.

During the second quarter, the company announced it had signed a definitive agreement to purchase Tulsa, Oklahoma-based Hillcrest HealthCare System (HHS). Ardent expects to acquire the two metropolitan Tulsa medical centers and six regional hospitals as part of its purchase of HHS. The transaction is expected to close in the third quarter.

In addition, during the second quarter, Ardent Health Services and Ochsner Clinic Foundation signed a letter of intent for a 50/50 joint venture in 201-bed Summit Hospital in Baton Rouge, La., which has been owned solely by Ardent since 2001. The transaction, subject to customary closing conditions, is expected to be completed by the fall 2004.

The company announced in May that Brooke Glen Behavioral Hospital, Fort Washington, Penn., received its certification from the Centers for Medicare and Medicaid Services (CMS), making the hospital eligible for government reimbursement and supporting increased patient admissions.

Subsequent to the close of the quarter on August 1, 2004, the company completed its acquisition of approximately 30,000 commercial members of Cimarron Health Plan in New Mexico from Molina Healthcare.

From June 30, 2004 to July 2, 2004, Welsh, Carson, Anderson & Stowe IX, L.P. and other current equity holders of the company invested the additional $58.3 million remaining under a subscription agreement with the company, of which $50.0 million was received June 30, 2004. Under the terms of the subscription agreement, such investors purchased an aggregate of

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Ardent Health Services Announces Second Quarter Results
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August 4, 2004


12,962,960 common units at a purchase price of $4.50 per common unit. Ardent intends to use the majority of the net proceeds to fund, in part, the acquisition of Hillcrest HealthCare System.

Ardent Health Services will hold a conference call to discuss this news release on August 5, 2004, at 11:00 a.m. eastern time. A listen-only simulcast, as well as a replay of the call, will be available for one year online at the company's website at www.ardenthealth.com.

Ardent Health Services is a provider of health care services to communities throughout the United States. Ardent currently owns 27 hospitals in 13 states, providing a full range of medical/surgical, psychiatric and substance abuse services to patients ranging from children to adults.

This release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which are intended to be covered by the safe harbors created under that Act. These statements are based on the company's current estimates and expectations. Forward-looking statements may include words, such as "may," "will," "plans," "estimates," "anticipates," "believes," "expects," "intends" and similar expressions. These forward-looking statements are subject to various factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those projected or assumed. These factors, risks and uncertainties include, without limitation, possible changes in the Medicare and Medicaid programs that may limit reimbursement to health care providers and insurers; a possible reduction of profitability of our health plan caused by lower enrollment; our failure to maintain satisfactory relationships with providers or our ability to effectively price our health care premiums or manage medical costs; the geographic concentration of our operations, particularly in Albuquerque, New Mexico; the availability, cost and terms of malpractice insurance coverage; claims and legal actions relating to professional liabilities or other matters exceeding the scope of our liability coverage; the highly competitive nature of the health care business, including the competition to recruit and retain physicians and other health care personnel and the ability to retain qualified management; the potential adverse impact of government investigations or "qui tam" lawsuits brought under the False Claims Act or other whistleblower statutes; our ability to integrate newly acquired facilities and improve their operations and realize the anticipated benefits of the acquisitions; our ability to acquire hospitals that meet our target criteria; our ability to manage and integrate our information systems effectively; any reduction in payments to health care providers by government and commercial third-party payors, as well as cost-containment efforts of insurers and other payors; uncertainty associated with compliance with HIPAA and other privacy laws and regulations; the restrictions and covenants in our credit facility and debt instruments and the potential lack of adequate alternative financing; changes in, or violations of, federal, state or local regulation affecting the health care industry; the possible enactment of Federal or state health care reform; changes in general economic conditions and those factors, risks and uncertainties described in the Annual Report on Form 10-K under the caption "Risk Factors" and from time to time in our filings with the Securities and Exchange Commission (the "SEC").

We can give no assurance that the forward-looking statements included in this release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, you should not regard the inclusion of such information as a representation by us or any other person that our objectives and plans will be achieved. We undertake no obligation to publicly release any revisions to any forward-looking statements contained in this release.


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Ardent Health Services Announces Second Quarter Results
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August 4, 2004


                   ARDENT HEALTH SERVICES LLC AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                             (DOLLARS IN THOUSANDS)



                                                             THREE MONTHS ENDED             SIX MONTHS ENDED
                                                                  JUNE 30,                      JUNE 30,
                                                       -----------------------------  -----------------------------
                                                            2004            2003          2004            2003
                                                       --------------  -------------  -------------  --------------
Revenues:
   Net patient service revenue                         $      180,144  $     152,196  $     369,987  $     299,973
   Premium revenue                                            157,596        145,575        312,802        288,328
   Other revenue                                               19,473         20,103         40,093         38,957
                                                       --------------  -------------  -------------  -------------
         Total net revenues                                   357,213        317,874        722,882        627,258

Expenses:
   Salaries and benefits                                      142,055        126,657        288,321        250,201
   Professional fees                                           35,890         32,407         66,013         62,068
   Claims and capitation                                       75,096         67,640        146,317        135,132
   Supplies                                                    41,825         37,719         83,812         74,586
   Provision for doubtful accounts                             15,976         12,290         33,333         23,206
   Interest, net                                                7,042          4,780         13,541          8,459
   Change in fair value of
     interest rate swap agreements                              2,624             --          1,389             --
   Depreciation and amortization                               11,713          7,314         22,529         14,641
   Loss (gain) on divestitures                                     --            310             --           (618)
   Other                                                       29,773         29,545         62,185         56,596
                                                       --------------  -------------  -------------  -------------
         Total expenses                                       361,994        318,662        717,440        624,271
                                                       --------------  -------------  -------------  -------------

Income (loss) from continuing operations
   before income taxes                                         (4,781)          (788)         5,442          2,987
Income tax expense (benefit)                                   (1,780)          (302)         2,123          1,199
                                                       --------------  -------------  -------------  -------------
Income (loss) from continuing operations, net                  (3,001)          (486)         3,319          1,788

Discontinued operations:
   Income (loss) from discontinued operations                   3,478           (474)         3,178            114
   Income tax expense (benefit)                                 1,441           (200)         1,332             44
                                                       --------------  -------------  -------------  -------------
Income (loss) from discontinued operations, net                 2,037           (274)         1,846             70
                                                       --------------  -------------  -------------  -------------

Net income (loss)                                                (964)          (760)         5,165          1,858
Accrued preferred dividends                                     2,203          2,017          4,377          3,964
                                                       --------------  -------------  -------------  -------------

Net income (loss) available for common members         $       (3,167) $      (2,777) $         788  $      (2,106)
                                                       ==============  =============  =============  =============



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Ardent Health Services Announces Second Quarter Results
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August 4, 2004



                   ARDENT HEALTH SERVICES LLC AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)



                                                                         JUNE 30,        MARCH 31,      DEC. 31,
                                                                           2004            2004           2003
                                                                       -------------  -------------  -------------

                                                  ASSETS
Current assets:
   Cash and cash equivalents                                           $     122,711  $      53,769  $      89,762
   Accounts receivable, net                                                  135,039        146,425        116,515
   Premiums receivable                                                        10,890         14,774         14,733
   Inventories                                                                16,973         17,025         16,759
   Deferred income taxes                                                      30,697         30,193         27,792
   Prepaid expenses and other current assets                                  37,247         36,732         31,514
   Assets held for sale                                                         --            3,338          3,336
   Income tax receivable                                                       2,453            --           2,128
                                                                       -------------  -------------  -------------
         Total current assets                                                356,010        302,256        302,539
Property, plant and equipment, net                                           366,597        365,036        365,321
Other assets:
   Goodwill                                                                   75,529         75,529         75,529
   Other intangible assets                                                    45,866         47,078         48,289
   Deferred income taxes                                                       5,654          5,654          5,682
   Other assets                                                               19,015         22,935         20,644
                                                                       -------------  -------------  -------------

         Total assets                                                  $     868,671  $     818,488  $     818,004
                                                                       =============  =============  =============

                                        LIABILITIES AND MEMBERS' EQUITY

Current liabilities:
   Current installments of long-term debt                              $       2,170  $       2,149  $       2,082
   Accounts payable                                                           54,011         56,403         53,301
   Medical claims payable                                                     44,259         45,124         45,751
   Accrued salaries and benefits                                              48,493         49,806         44,692
   Accrued interest                                                            9,473          3,330         10,133
   Unearned premiums                                                           3,194          3,462         15,399
   Other accrued expenses and liabilities                                     22,445         27,869         25,771
                                                                       -------------  -------------  -------------
         Total current liabilities                                           184,045        188,143        197,129
Long-term debt, less current installments                                    258,439        258,901        259,361
Other long-term liabilities                                                    6,541          6,557          6,573
Self-insured liabilities                                                      32,018         25,758         21,920
                                                                       -------------  -------------  -------------
         Total liabilities                                                   481,043        479,359        484,983
Redeemable preferred units and accrued dividends                             116,308        114,105        111,931
Members' equity                                                              271,320        225,024        221,090
                                                                       -------------  -------------  -------------

         Total liabilities and members' equity                         $     868,671  $     818,488  $     818,004
                                                                       =============  =============  =============


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Ardent Health Services Announces Second Quarter Results
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August 4, 2004


                   ARDENT HEALTH SERVICES LLC AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)



                                                                                           THREE MONTHS ENDED
                                                                                                JUNE 30,
                                                                                      ----------------------------
                                                                                           2004           2003
                                                                                      -------------  -------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Income from continuing operations, net                                                $      (3,001) $        (486)
Adjustments to reconcile income from continuing operations, net to net cash
   (used in) provided by operating activities, net of acquisitions and divestitures:
     Provision for doubtful accounts                                                         15,976         12,290
     Change in fair value of interest rate swap agreements                                    2,624             --
     Depreciation and amortization                                                           11,713          7,314
     Gain on divestitures                                                                        --            310
     Amortization of deferred financing costs                                                   504          1,229
     Deferred income taxes                                                                   (1,301)        (4,543)
Changes in operating assets and liabilities, net of effects of acquisitions and divestitures:
     Accounts receivable                                                                     (5,082)        (7,331)
     Other current assets                                                                     3,398        (10,593)
     Income tax receivable (payable)                                                         (3,373)         3,162
     Accounts payable and other accrued expenses                                             (2,684)        (4,509)
     Self-insured liabilities                                                                 6,243          2,615
     Medical claims payable                                                                    (864)         6,715
                                                                                      -------------  -------------
          Net cash provided by operating activities                                          24,153          6,173
          Net cash (used in) provided by discontinued operations                               (860)           486

CASH FLOWS FROM INVESTING ACTIVITIES:
Investments in acquisitions, less cash acquired                                                  --         (1,515)
Purchases of property, plant and equipment                                                  (10,969)       (19,575)
Proceeds from divestitures                                                                    5,972          2,198
Other                                                                                         1,407            372
                                                                                      -------------  -------------
          Net cash used in investing activities                                              (3,590)       (18,520)

CASH FLOWS FROM FINANCING ACTIVITIES:
Change in revolving line of credit                                                              --         (11,823)
Payments on long-term debt                                                                     (536)          (635)
Debt financing costs paid                                                                      (233)          (541)
Proceeds from issuance of common and preferred units, net                                    50,008          4,967
                                                                                      ----------------------------
          Net cash provided by (used in) financing activities                                49,239         (8,032)
                                                                                      -------------  --------------

          Net increase (decrease) in cash and cash equivalents                               68,942        (19,893)
Cash and cash equivalents, beginning of period                                               53,769         49,027
                                                                                      -------------  -------------
Cash and cash equivalents, end of period                                              $     122,711  $      29,134
                                                                                      =============  =============

Interest payments                                                                     $       2,375  $       6,354
Income tax payments, net of refunds                                                   $       3,463  $         373


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                   ARDENT HEALTH SERVICES LLC AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)


                                                                                            SIX MONTHS ENDED
                                                                                                JUNE 30,
                                                                                      ----------------------------
                                                                                           2004           2003
                                                                                      -------------  -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Income from continuing operations, net                                                $       3,319  $       1,788
Adjustments to reconcile income from continuing operations, net to net cash
   (used in) provided by operating activities, net of acquisitions and divestitures:
     Provision for doubtful accounts                                                         33,333         23,206
     Change in fair value of interest rate swap agreements                                    1,389            --
     Depreciation and amortization                                                           22,529         14,641
     Gain on divestitures                                                                       --            (618)
     Amortization of deferred financing costs                                                 1,019          2,378
     Deferred income taxes                                                                   (3,753)        (6,110)
Changes in operating assets and liabilities, net of effects of acquisitions and divestitures:
     Accounts receivable                                                                    (52,121)       (22,936)
     Other current assets                                                                    (1,669)           777
     Income tax receivable (payable)                                                           (325)         6,003
     Accounts payable and other accrued expenses                                            (13,004)       (12,971)
     Self-insured liabilities                                                                10,633          4,147
     Medical claims payable                                                                  (1,492)         5,241
                                                                                      -------------  -------------
          Net cash (used in) provided by operating activities                                  (142)        15,546
          Net cash (used in) provided by discontinued operations                             (1,253)           211

CASH FLOWS FROM INVESTING ACTIVITIES:
Investments in acquisitions, less cash acquired                                                 --        (194,117)
Purchases of property, plant and equipment                                                  (20,288)       (27,431)
Proceeds from divestitures                                                                    5,972          6,311
Other                                                                                           505          2,584
                                                                                      -------------  -------------
          Net cash used in investing activities                                             (13,811)      (212,653)

CASH FLOWS FROM FINANCING ACTIVITIES:
Change in revolving line of credit                                                              --         (11,443)
Proceeds from long-term debt                                                                    --         148,500
Payments on long-term debt                                                                   (1,047)       (29,804)
Debt financing costs paid                                                                      (784)        (4,587)
Proceeds from issuance of common and preferred units, net                                    49,986         11,487
Common unit issuance costs                                                                      --          (1,982)
                                                                                      -------------  -------------
          Net cash provided by financing activities                                          48,155        112,171
                                                                                      -------------  -------------

          Net increase (decrease) in cash and cash equivalents                               32,949        (84,725)
Cash and cash equivalents, beginning of period                                               89,762        113,859
                                                                                      -------------  -------------
Cash and cash equivalents, end of period                                              $     122,711  $      29,134
                                                                                      =============  =============

Interest payments                                                                     $      15,677  $       8,392
Income tax payments, net of refunds                                                   $       6,658  $         734



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Ardent Health Services Announces Second Quarter Results
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August 4, 2004


                   ARDENT HEALTH SERVICES LLC AND SUBSIDIARIES
                          SELECTED SEGMENT INFORMATION
                             (DOLLARS IN THOUSANDS)



CONSOLIDATED ACUTE CARE SERVICES SEGMENT(1)


                                                       THREE MONTHS ENDED
                           --------------------------------------------------------------------------
                                                   JUNE 30, 2004                        JUNE 30, 2003
                           -----------------------------------------------------------  -------------
                               ACUTE        LOVELACE                      CONSOLIDATED  CONSOLIDATED
                               CARE          HEALTH                        ACUTE CARE     ACUTE CARE
                             SERVICES         PLAN        ELIMINATIONS      SERVICES       SERVICES
                           -------------  -------------  --------------  -------------  -------------
Net patient
   service revenue         $     164,702  $          --  $      (53,502) $     111,200  $      87,702
Premium revenue                      --         157,586              --        157,586        145,575
Other revenue                     19,090          3,566          (7,239)        15,417         16,389
                           -------------  -------------  --------------  -------------  -------------
Total net revenues               183,792        161,152         (60,741)       284,203        249,666

Adjusted EBITDA (2)                7,756          7,485              --         15,241          8,332

                                                         SIX MONTHS ENDED
                           --------------------------------------------------------------------------
                                                   JUNE 30, 2004                        JUNE 30, 2003
                           -----------------------------------------------------------  -------------
                               ACUTE        LOVELACE                      CONSOLIDATED  CONSOLIDATED
                               CARE          HEALTH                        ACUTE CARE     ACUTE CARE
                             SERVICES         PLAN        ELIMINATIONS      SERVICES      SERVICES
                           -------------  -------------  --------------  -------------  -------------
Net patient
   service revenue         $     339,382  $          --  $     (107,220) $     232,162  $     173,091
Premium revenue                      --         312,802              --        312,802        288,328
Other revenue                     41,011          6,928         (15,640)        32,299         31,909
                           -------------  -------------  --------------  -------------  -------------
Total net revenues               380,393        319,730        (122,860)       577,263        493,328

Adjusted EBITDA (2)               25,669         14,370              --         40,039         17,613

BEHAVIORAL CARE SERVICES SEGMENT:

                                THREE MONTHS ENDED                             SIX MONTHS ENDED
                                     JUNE 30,                                      JUNE 30,
                           ----------------------------                  ----------------------------
                               2004           2003                            2004           2003
                           -------------  -------------                  -------------  -------------
Net patient
   service revenue         $      68,944  $      64,494                  $     137,825  $     126,882
Other revenue                      5,098          4,315                         10,144          8,602
                           -------------  -------------                  -------------  -------------
Total net revenues                74,042         68,809                        147,969        135,484

Adjusted EBITDA (2)               11,984         13,008                         23,566         26,147

(1) Our acute care hospitals and related health care businesses are similar in their activities and the economic environments in which they operate (i.e., urban and suburban markets). Accordingly, our reportable operating segments consist of (1) acute care hospitals and related health care businesses, (2) the Lovelace Health Plan and (3) behavioral hospitals. Patient service revenue within the consolidated acute care services segment prior to January 1, 2004 excludes revenue for services provided to the Lovelace Health Plan members. Due to system limitations, it is impractical to restate segment information for the three months and six months ended June 30, 2003 to correspond with this change in reportable segments. For purposes of comparability, the company's segment information for the three months and six months ended June 30, 2004 includes the consolidated acute care services segment consistent with the basis of segmentation in effect prior to January 1, 2004.
(2) Adjusted EBITDA represents income from continuing operations, net, before interest, change in fair value of interest rate swap agreements, depreciation and amortization and income tax expense. Adjusted EBITDA for the three months and six months segment information is presented because we use it as a measure of segment performance and as a useful indicator with which to allocate resources among segments. Additionally, we believe it is a useful measure of liquidity. Adjusted EBITDA on a consolidated basis, subject to certain adjustments, is also used as a measure in certain of the covenants in our senior secured credit facility and the indenture governing our subsidiary's 10.0% Senior Subordinated Notes due 2013. Adjusted EBITDA should not be considered in isolation from, and is not intended as an alternative measure of, net income or cash flow from operations, each as determined in accordance with accounting principles generally accepted in the United States. Adjusted EBITDA is not necessarily comparable to similarly titled measures used by other companies.


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Ardent Health Services Announces Second Quarter Results
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August 4, 2004


                   ARDENT HEALTH SERVICES LLC AND SUBSIDIARIES
                             SELECTED OPERATING DATA


                                                                 THREE MONTHS ENDED               SIX MONTHS ENDED
                                                                       JUNE 30,                        JUNE 30,
                                                              ------------------------        ------------------------
                                                                2004            2003            2004            2003
                                                              --------        --------        --------       ---------

ACUTE CARE OPERATING DATA:(1)
Reported and Same Facilities:
   Number of hospitals                                               7               7               7              7
   Number of licensed beds                                       1,263           1,269           1,263          1,269
   Total delivery system admissions(2)                           8,424           8,034          17,004         16,170
     % Change                                                      4.9%                            5.2%
   Total delivery system adjusted admissions (AA)(2)(3)         20,073          18,579          39,842         36,755
     % Change                                                      8.0%                            8.4%
   Average length of stay (days)                                   5.0             5.4             5.3            5.5
   Net patient service revenue/AA(4)                          $  8,205              --        $  8,518             --

BEHAVIORAL OPERATING DATA:(1)
Reported:
   Number of hospitals                                              20              19              20             19
   Number of licensed beds                                       1,999           1,853           1,999          1,853
   Admissions                                                    9,197           8,290          18,694         16,620
     % Change                                                     10.9%                           12.5%
   Adjusted admissions(3)                                        9,697           8,760          19,710         17,552
     % Change                                                     10.7%                           12.3%
   Patient days                                                125,810         122,874         252,682        241,503
     % Change                                                      2.4%                            4.6%
   Adjusted patient days (APD)(3)                              132,657         129,844         266,422        255,042
     % Change                                                      2.2%                            4.5%
   Net patient service revenue/APD                            $    520        $    497        $    517       $    498
     % Change                                                      4.5%                            3.9%
   Average length of stay (days)                                  13.7            14.8            13.5           14.5

Same Facilities:
   Number of hospitals                                              19              19              19             19
   Number of licensed beds                                       1,853           1,853           1,853          1,853
   Admissions                                                    9,028           8,290          18,314         16,620
     % Change                                                      8.9%                           10.2%
   Adjusted admissions(3)                                        9,529           8,760          19,332         17,552
     % Change                                                      8.8%                           10.1%
   Patient days                                                123,878         122,874         248,095        241,503
     % Change                                                      0.8%                            2.7%
   Adjusted patient days (APD)(3)                              130,734         129,844         261,887        255,042
     % Change                                                      0.7%                            2.7%
   Net patient service revenue/APD                            $    520        $    497        $    517       $    498
     % Change                                                      4.8%                            4.1%
   Average length of stay (days)                                  13.7            14.8            13.5           14.5

HEALTH PLAN OPERATING DATA:
   Health Plan members (end of period)                         164,461         167,749         164,461        167,749

(1)  The segment operating data excludes statistics for discontinued operations.
(2) Total delivery system admissions and adjusted admissions are presented for comparative purposes and include Lovelace Health Plan members.
(3) Adjusted admissions and adjusted patient days are used by management and certain investors as a general measure of combined inpatient and outpatient volumes. Adjusted admissions/patient days are computed by multiplying admissions/patient days (inpatient volume) by the sum of gross inpatient revenue and gross outpatient revenue and then dividing the resulting amount by gross inpatient revenue. The adjusted admissions/patient days computation "equates" outpatient revenue to the volume measure (admissions/patient days) used to measure inpatient volume resulting in a general measure of combined inpatient and outpatient volume.
(4) Net patient service revenue within the consolidated acute care services segment prior to January 1, 2004 excludes revenue for services provided to the Lovelace Health Plan members. Due to system limitations, it is impractical to restate net patient service revenue for the three months and six months ended June 30, 2003 for purposes of comparability.


                                     -MORE-

Ardent Health Services Announces Second Quarter Results
Page 11
August 4, 2004



                   ARDENT HEALTH SERVICES LLC AND SUBSIDIARIES
                            SUPPLEMENTAL INFORMATION
                 RECONCILIATION OF ADJUSTED EBITDA TO CASH FLOWS
                            FROM OPERATING ACTIVITIES
                             (DOLLARS IN THOUSANDS)



                                                             THREE MONTHS ENDED             SIX MONTHS ENDED
                                                                   JUNE 30,                     JUNE 30,
                                                       -----------------------------  ----------------------------
                                                            2004            2003          2004            2003
                                                       --------------  -------------  -------------  -------------
Net cash provided by (used in) operating activities    $       24,153  $       6,173  $        (142) $      15,546
   Changes in working capital items and other                 (29,191)        (6,385)         1,615        (13,828)
   Income (loss) from discontinued operations, net              2,037           (274)         1,846             70
                                                       --------------  -------------  -------------  -------------
Operating (loss) income                                        (3,001)          (486)         3,319          1,788
   Interest, net                                                7,042          4,780         13,541          8,459
   Change in fair value of interest rate swap agreements        2,624            --           1,389            --
   Depreciation and amortization                               11,713          7,314         22,529         14,641
   Income tax expense                                          (1,780)          (302)         2,123          1,199
                                                       --------------  -------------  -------------  -------------
Adjusted EBITDA(1)                                     $       16,598  $      11,306  $      42,901  $      26,087
                                                       ==============  =============  =============  =============



(1) Adjusted EBITDA represents income from continuing operations, net, before interest, change in fair value of interest rate swap agreements, depreciation and amortization and income tax expense. Adjusted EBITDA is presented because we believe that it is a useful indicator of our liquidity. Adjusted EBITDA, subject to certain adjustments, is also used as a measure in certain of the covenants in our subsidiary's senior secured credit facility and the indenture governing our subsidiary's 10.0% Senior Subordinated Notes due 2013. Adjusted EBITDA is a non-GAAP financial measure and should not be considered in isolation from, and is not intended as an alternative measure of, net income or cash flow from operations, each as determined in accordance with generally accepted accounting principles. Adjusted EBITDA is not necessarily comparable to similarly titled measures used by other companies.



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